UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 28, 2013

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 28, 2013, Twitter, Inc. (the “Company”) completed its previously announced acquisition of MoPub Inc. (“MoPub”) pursuant to that certain Agreement and Plan of Reorganization, dated September 9, 2013, by and among the Company, Raptor Merger Inc., a wholly owned subsidiary of the Company (“Merger Sub”), MoPub and Fortis Advisors LLC, as Stockholders’ Agent (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, at the time of the closing of the acquisition, Merger Sub merged with and into MoPub, and MoPub became a wholly owned subsidiary of the Company. The Company previously reported the completion of the acquisition in Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-191552) filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2013,

The Company is hereby filing with the SEC the financial statements of MoPub and related pro forma financial information as required by parts (a) and (b) of Item 9.01 of Form 8-K within the time period specified in Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statement of Businesses Acquired.

The audited balance sheet of MoPub as of December 31, 2012 and the related statements of operations, convertible preferred stock and stockholders’ equity and cash flows for the year ended December 31, 2012, and the related notes, are filed as Exhibit 99.1 to this Current Report on Form 8-K.

The unaudited condensed consolidated balance sheet of MoPub as of September 30, 2013, and the unaudited condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2013, and the related notes, are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information for the year ended December 31, 2012 and the nine months ended September 30, 2013 are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants for MoPub Inc.

99.1	Audited balance sheet of MoPub Inc. as of December 31, 2012 and the related statements of operations, convertible preferred stock and stockholders’ equity and cash flows for the year ended December 31, 2012, and the related notes.

99.2	Unaudited condensed consolidated balance sheet of MoPub Inc. as of September 30, 2013, and the unaudited condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2013, and the related notes.

99.3	The unaudited pro forma financial information for the year ended December 31, 2012 and the nine months ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Mike Gupta
Mike Gupta
Chief Financial Officer

Date: December 19, 2013

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants for MoPub Inc.

99.1	Audited balance sheet of MoPub Inc. as of December 31, 2012 and the related statements of operations, convertible preferred stock and stockholders’ equity and cash flows for the year ended December 31, 2012, and the related notes.

99.2	Unaudited condensed consolidated balance sheet of MoPub Inc. as of September 30, 2013, and the unaudited condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2013, and the related notes.

99.3	The unaudited pro forma financial information for the year ended December 31, 2012 and the nine months ended September 30, 2013.